Intangible Assets	12 Months Ended
Dec. 31, 2012
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Intangible Assets

The following table presents the major classes of the company's intangible assets at December 31, 2012 and 2011:

$ in millions	Gross Book Value	Accumulated Amortization	Net Book Value	Weighted Average Amortization Period (years)
December 31, 2012
Management contracts - indefinite-lived	1,204.1	N/A	1,204.1	N/A
Management contracts - finite-lived	181.0	(135.1)	45.9	8.7
Customer relationships	40.0	(8.6)	31.4	12.0
Distribution agreements	17.0	(11.0)	6.0	4.0
Other	0.8	(0.5)	0.3	10.0
Total	1,442.9	(155.2)	1,287.7	9.0
December 31, 2011
Management contracts - indefinite-lived	1,206.4	N/A	1,206.4	N/A
Management contracts - finite-lived	185.0	(117.0)	68.0	8.7
Customer relationships	40.0	(5.3)	34.7	12.0
Distribution agreements	17.0	(6.7)	10.3	4.0
Trademarks / Trade names	13.3	(10.3)	3.0	2.0
Other	0.8	(0.4)	0.4	10.0
Total	1,462.5	(139.7)	1,322.8	8.5

Where evidence exists that the underlying arrangements have a high likelihood of continued renewal at little or no cost to the company, the intangible asset is assigned an indefinite life. Indefinite-lived intangible assets primarily relate to management contracts and related rights to manage the assets acquired during prior acquisitions. The 2012 and 2011 annual impairment reviews of indefinite-lived intangible assets determined that no impairment existed at the respective review dates.

Amortization expense was $29.6 million during the year ended December 31, 2012 (December 31, 2011: $42.2 million) and is included within General and Administrative expenses in the Consolidated Statements of Income. Estimated amortization expense for each of the five succeeding fiscal years based upon the company's intangible assets at December 31, 2012 is as follows:

$ in millions Years Ended December 31,	Estimated Amortization Expense
2013	19.0
2014	13.6
2015	11.3
2016	11.2
2017	11.2